UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2012

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-33571	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

As discussed in Item 5.02 below, on March 30, 2012, Double Eagle Petroleum Co. (the "Company") entered into an Amended and Restated Employment Agreement with each of Richard Dole, Chief Executive Officer, Kurtis Hooley, Chief Financial Officer, Ashley Jenkins, Vice President – Controller. These agreements terminate and amend and restate existing employment agreements with Messrs. Dole and Hooley and Ms. Jenkins.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 30, 2012, the Company entered into an Amended and Restated Employment Agreement with each of Richard Dole, Chief Executive Officer, Kurtis Hooley, Chief Financial Officer, Ashley Jenkins, Vice President – Controller and an Employment Agreement with Clark Huffman, PhD., Vice President – Operations. The agreements, which are effective January 1, 2012 and have an initial term through December 31, 2012, amend and restate existing employment agreements for Messrs. Dole and Hooley and Ms. Jenkins. Generally, the amendments made to the existing employment agreements by the Company’s Compensation Committee were to conform with the Company’s recently adopted Long Term Incentive Plan and to update the termination clauses. Dr. Huffman did not previously have an employment agreement with the Company. The agreements are automatically renewable for successive one-year periods unless terminated by the employee or the Company.

Under his agreement, Mr. Dole will receive an annual salary of $330,000 and will be eligible to receive a bonus at the discretion of the Board of Directors based on any cash incentive bonus plan adopted by the Company’s Compensation Committee. Mr. Dole is entitled to 24 months’ base salary and health care benefits, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if his employment is terminated without cause, or 36 months’ base salary, benefits and 100% of the total amount of cash bonuses granted to the employee during the preceding 36 months, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if his employment is terminated without cause or he terminates employment for good reason within 12 months of a change of control of the Company. The Amended and Restated Employment Agreement with Mr. Dole is attached hereto as Exhibit 10.1.

Under his agreement, Mr. Hooley will receive an annual salary of $270,000 and will be eligible to receive a bonus at the discretion of the Board of Directors based on any cash incentive bonus plan adopted by the Company’s Compensation Committee. Mr. Hooley is entitled to 12 months’ base salary and health care benefits, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if his employment is terminated without cause, or 24 months’ base salary, benefits and 100% of the total amount of cash bonuses granted to the employee during the preceding 24 months, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if his employment is terminated without cause or he terminates employment for good reason within 12 months of a change of control of the Company. The Amended and Restated Employment Agreement with Mr. Hooley is attached hereto as Exhibit 10.2.

Under her agreement, Ms. Jenkins will receive an annual salary of $183,500 and will be eligible to receive a bonus at the discretion of the Board of Directors based on any cash incentive bonus plan adopted by the Company’s Compensation Committee. Ms. Jenkins is entitled to 12 months’ base salary and health care benefits, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if her employment is terminated without cause, or 18 months’ base salary, benefits and 100% of the total amount of cash bonuses granted to the employee during the preceding 18 months, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if her employment is terminated without cause or she terminates employment for good reason within 12 months of a change of control of the Company. The Amended and Restated Employment Agreement with Ms. Jenkins is attached hereto as Exhibit 10.3.

Under his agreement, Dr. Huffman will receive an annual salary of $225,000 and will be eligible to receive a bonus at the discretion of the Board of Directors based on any cash incentive bonus plan adopted by the Company’s Compensation Committee. Dr. Huffman is entitled to 12 months’ base salary and health care benefits, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if his employment is terminated without cause, or 18 months’ base salary, benefits and 100% of the total amount of cash bonuses granted to the employee during the preceding 18 months, plus accelerated vesting for all unvested stock options and restricted stock grants issued prior to that date in accordance with the terms of the agreement and the relevant grant instrument, if his employment is terminated without cause or he terminates employment for good reason within 12 months of a change of control of the Company. The Employment Agreement with Dr. Huffman is attached hereto as Exhibit 10.4.

Item 9.01 Financial Statements and Exhibits.

(d) exhibits

10.1 Amended and Restated Employment Agreement between the Company and Richard Dole, dated March 30, 2012

10.2 Amended and Restated Employment Agreement between the Company and Kurtis Hooley, dated March 30, 2012.

10.3 Amended and Restated Employment Agreement between the Company and Ashley Jenkins, dated March 30, 2012.

10.4 Employment Agreement between the Company and Clark Huffman, dated March 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

April 2, 2012	By:	/s/ Emily Maron

Name: Emily Maron
Title: Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement between the Company and Richard Dole, dated March 30, 2012
10.2	Amended and Restated Employment Agreement between the Company and Kurtis Hooley, dated March 30, 2012
10.3	Amended and Restated Employment Agreement between the Company and Ashley Jenkins, dated March 30, 2012
10.4	Employment Agreement between Clark Huffman, PhD., dated March 30, 2012